EXHIBIT 2.10

AMENDMENT NO. 2 TO

NOTE PURCHASE AND GUARANTEE AGREEMENT

This Amendment No. 2 to Note Purchase and Guarantee Agreement (this “Amendment”), dated as of June 30, 2015, is made by and among CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Parent Guarantor”), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company” and, together with the Parent Guarantor, the “Obligors”), and each of the Purchasers signatory hereto (the “Purchasers”).

W I T N E S S E T H:

WHEREAS, each of the Parent Guarantor, the Company and the Purchasers entered into that certain Note Purchase and Guarantee Agreement, dated as of December 27, 2012 (the “Existing Note Purchase Agreement”, the Existing Note Purchase Agreement as previously amended, as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Note Purchase Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Note Purchase Agreement), pursuant to which the Company authorized the issue and sale of (i) U.S.$150,000,000 aggregate principal amount of its 4.15% Senior Notes, Series A, due December 27, 2017, (ii) U.S.$225,000,000 aggregate principal amount of its 4.57% Senior Notes, Series B, due December 27, 2019; (iii) U.S.$275,000,000 aggregate principal amount of its 5.15% Senior Notes, Series C, due December 27, 2022; and (iv) U.S.$150,000,000 aggregate principal amount of its 5.30% Senior Notes, Series D, due December 27, 2024;

WHEREAS, the Parent Guarantor has entered into the Parent Guarantee pursuant to which it has guaranteed all of the obligations of the Company under the Note Purchase Agreement and the Notes;

WHEREAS, the Company has requested that the Purchasers agree to amend the Existing Note Purchase Agreement in certain respects, which the Purchasers party hereto are willing to do on the terms and conditions contained in this Amendment;

WHEREAS, pursuant to Section 18.1 of the Note Purchase Agreement, it may be amended with the written consent of the Required Holders and the Obligors; and

WHEREAS, the Purchasers signatory hereto constitute the Required Holders.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Existing Note Purchase Agreement. Subject to the terms and conditions set forth herein:

(a) The following defined terms are added to Schedule B of the Existing Note Purchase Agreement in their appropriate alphabetical order:

“2015 Term Facility” means a senior term loan facility dated on or around July 2015, providing for term loans with Bank of America, N.A., as administrative agent, the Company, as borrower and the Parent Guarantor and certain of its Subsidiaries as guarantors, and the other financial institutions party thereto, as amended, replaced, or otherwise modified and in effect from time to time.

“Amendment No. 2 Effective Date” means June 30, 2015.

“Mozambique Joint Venture” means the Anadarko Mozambique Area 1 Limitada joint venture of the Parent Guarantor or any of its Subsidiaries with Chiyoda and Saipem (CCS JV) located in Cabo Delgado, Mozambique, provided that (i) annual unaudited financial statements and quarterly unaudited financial statements of the Mozambique Joint Venture have been delivered to the holders of the Notes, in each case such financial statements shall have been prepared in accordance with GAAP, (ii) of which 33.333% interest in the profits or capital thereof is owned by the Parent Guarantor or one or more of its Subsidiaries or the Parent Guarantor and one or more of its Subsidiaries, (iii) for which the Mozambique Joint Venture Leverage Ratio is less than 1.00 to 1.00, and (iv) such Mozambique Joint Venture is validly existing under the laws of its jurisdiction of organization or formation (or equivalent).

“Mozambique Joint Venture Consolidated Net Income” means, for any period, the net income (or deficit) of the Mozambique Joint Venture for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (i) any extraordinary gain or loss (net of any tax effect) and (ii) net earnings of any Person (other than a Subsidiary) in which such Mozambique Joint Venture has an ownership interest unless such net earnings shall have actually been received by such Mozambique Joint Venture in the form of cash distributions.

“Mozambique Joint Venture EBITDA” means, for any period, with respect to the Mozambique Joint Venture an amount equal to Mozambique Joint Venture Consolidated Net Income for such period plus, without duplication, (i) the following to the extent deducted in calculating such Mozambique Joint Venture Consolidated Net Income: (a) Mozambique Joint Venture Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by such Mozambique Joint Venture for such period, (c) depreciation and amortization expense and (d) other non-recurring expenses of such Mozambique Joint Venture reducing such Mozambique Joint Venture Consolidated Net Income which do not represent a cash item in such period or any future period and minus, without duplication, (ii) the following to the extent included in calculating such Mozambique Joint Venture Consolidated Net Income: (a) federal, state, local and foreign income tax credits of such Mozambique Joint Venture for such period and (b) all non-cash items increasing Mozambique Joint Venture Consolidated Net Income for such period.

“Mozambique Joint Venture Interest Charges” means, for any period, with respect to the Mozambique Joint Venture, the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses of such Mozambique Joint Venture in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (ii) the portion of rent expense of such Mozambique Joint Venture with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Mozambique Joint Venture Leverage Ratio” means, as of any date of determination, for the Mozambique Joint Venture, the ratio of (i) Indebtedness for such Mozambique Joint Venture, on a consolidated basis, to (ii) Mozambique Joint Venture EBITDA for the period of the four prior fiscal quarters ending on or most recently ended prior to such date.

(b) Schedule B to the Existing Note Purchase Agreement is amended by revising the following definitions in their entirety so that after all such revisions each such definition reads as follows:

“Consolidated Net Income” means, for any period, the net income (or deficit) of the Parent Guarantor and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event, without duplication, (i) any extraordinary gain or loss (net of any tax effect), (ii) cash distributions received by the Parent Guarantor or any Subsidiary from the Mozambique Joint Venture and (iii) net earnings of any Person (other than a Subsidiary) in which the Parent Guarantor or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Parent Guarantor or such Subsidiary in the form of cash distributions.

“Consolidated Net Income Available for Fixed Charges” means, for any period, Consolidated Net Income plus, without duplication, to the extent deducted in determining such Consolidated Net Income, (i) provisions for income taxes, (ii) Consolidated Fixed Charges, (iii) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Parent Guarantor, (iv) retention bonuses paid to officers, directors and employees of the Parent Guarantor and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, (v) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, (vi) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, (vii) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net

Income, (viii) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000, and (ix) commencing on the Amendment No. 2 Effective Date and continuing thereafter, equity earnings booked or recognized by the Parent Guarantor or any of its Subsidiaries from the Mozambique Joint Venture not to exceed 15% of EBITDA of the Parent Guarantor pursuant to clauses (i) through (ix) of the definition thereof for such period.

“EBITDA” means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with GAAP, of (i) EBIT plus (ii) depreciation expense to the extent deducted in computing Consolidated Net Income, plus (iii) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Net Income, plus (iv) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, plus (v) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Parent Guarantor, plus (vi) retention bonuses paid to officers, directors and employees of the Parent Guarantor and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, plus (vii) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, plus (viii) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, plus (ix) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000, and plus (x) commencing on the Amendment No. 2 Effective Date and continuing thereafter, equity earnings booked or recognized by the Parent Guarantor or any of its Subsidiaries from the Mozambique Joint Venture not to exceed 15% of EBITDA of the Parent Guarantor pursuant to clauses (i) through (ix) of this definition for such period.

“Indebtedness” of a Person means, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than (i) accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade, and (ii) purchase price adjustments, earnouts or other similar forms of contingent purchase prices), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances or other instruments, (e) Capitalized Lease Obligations, (f) Contingent Obligations, (g) obligations with respect to any letters of credit, bank guarantees and similar instruments, including, without limitation, Financial Letters of Credit and Performance Letters of Credit, and all reimbursement agreements related thereto, (h) Off-Balance Sheet Liabilities and (i) Disqualified Stock.

“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries, including all of their Guaranties of Indebtedness of any Obligor, but excluding (w) Indebtedness owing to (1) any Obligor or (2) any other Subsidiary, (x) Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness has not been incurred in contemplation of such person becoming a Subsidiary, (y) all Indebtedness of the Company and the Subsidiary Guarantors, and (z) the undrawn portion of any Performance Letters of Credit and obligations with respect to all reimbursement agreements related thereto, and (ii) all Indebtedness of any Obligor and their Subsidiaries secured by Liens, other than Indebtedness secured by Liens permitted by subparagraphs (a) through (n), inclusive, of Section 10.6.

“Term Facility” means a senior term loan facility dated as of December 21, 2012, initially providing for term loans in an aggregate principal amount of up to $1.0 billion (as may be increased pursuant to the accordion feature) with Bank of America, N.A. as administrative agent, the Company, as borrower and the Parent Guarantor and certain of its Subsidiaries as guarantors, and other financial institutions party thereto as amended, replaced, or otherwise modified and in effect from time to time.

(c) The definition of “Credit Agreement” in Schedule B to the Existing Note Purchase Agreement is amended by (i) deleting “and” before clause (vi) thereof and replacing it with “,” and (ii) adding the following at the end of clause (vi) thereof:

“and (vii) the 2015 Term Facility,”

(d) Section 10.6 of the Existing Note Purchase Agreement is amended by

(1)	deleting “and” at the end of clause (m);

(2)	amending and restating clause (n) to read as follows:

“(n) Liens on pledged cash of the Parent Guarantor and its Subsidiaries required for notional cash pooling arrangements in the ordinary course of business and not securing Indebtedness for borrowed money; and”; and

(3)	adding the following new clause (o) following clause (n):

“(o) Liens securing Priority Debt of the Obligors or any Subsidiary, provided that the aggregate outstanding principal amount of any such Priority Debt shall be permitted by Sections 10.7 and 10.10, and, provided further that, notwithstanding the foregoing, no such Liens may secure any obligations under or pursuant to any Credit Agreement within the provisions of this Section 10.6(o) unless concurrently therewith the Obligors shall secure the Notes, or shall cause the Notes to be secured, equally and ratably with such obligations pursuant to documentation (including without limitation an intercreditor agreement) in form and substance reasonably satisfactory to the Required Holders.”

(e) Section 11 of the Existing Note Purchase Agreement is amended by deleting “$50,000,000” in each place where it appears and replacing it with “$75,000,000”.

2. Notice Information. The Obligors hereby notify the Purchasers, in accordance with Section 19 of the Note Purchase Agreement, that the contact information for each Obligor is as follows:

(a)	For the Company:

Chicago Bridge & Iron Company (Delaware)

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, Texas 77380

Attention: Michael S. Taff,

Managing Director and Chief Financial Officer

Tel: (832) 513-1000

Fax: (832) 513-1092

With a copy to:

Chicago Bridge & Iron Company (Delaware)

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, Texas 77380

Attention: Chief Legal Officer

Tel: (832) 513-1000

Fax: (832) 513-1092

With a second copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Heather Emmel

Tel: (212) 310-8000

Fax: (212) 310-8007

Email: heather.emmel@weil.com

(b)	For the Parent Guarantor:

Chicago Bridge & Iron Company N.V.

c/o Chicago Bridge & Iron Company (Delaware)

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, Texas 77380

Attention: Michael S. Taff,

Managing Director and Chief Financial Officer

Tel: (832) 513-1000

Fax: (832) 513-1092

With a copy to:

Chicago Bridge & Iron Company N.V.

c/o Chicago Bridge & Iron Company (Delaware)

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, Texas 77380

Attention: Chief Legal Officer

Tel: (832) 513-1000

Fax: (832) 513-1092

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Heather Emmel

Tel: (212) 310-8000

Fax: (212) 310-8007

Email: heather.emmel@weil.com

3. Effectiveness; Conditions Precedent. This Amendment and the amendments to the Existing Note Purchase Agreement provided for in Section 1 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a) Each Purchaser shall have received counterparts of this Amendment, duly executed by the Parent Guarantor, the Company and such Purchaser, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf); and

(b) all fees and expenses of the Purchasers (including the fees and expenses of counsel to the Required Holders) to the extent due and payable under Section 16.1 of the Note Purchase Agreement and for which invoices have been presented a reasonable period of time prior to the effectiveness hereof shall have been paid in full (which fees and expenses may be estimated to date without prejudice to final settling of accounts for such fees and expenses); and

(c) each holder (as such term is defined in the Note Purchase Agreement) of a Note shall have received a fee in an amount equal to five basis points (5 bps) on the aggregate outstanding principal amount of each Note held by such holder.

4. Representations and Warranties. In order to induce the Purchasers to enter into this Amendment, each Obligor represents and warrants to the Purchasers as follows:

(a) The representations and warranties made by the Obligors in Section 5 of the Note Purchase Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) This Amendment has been duly authorized, executed and delivered by the Obligors and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and fraudulent conveyance laws or other similar laws generally affecting the enforcement of creditor’s rights generally, and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this Amendment.

5. Consent of the Parent Guarantor. The Parent Guarantor hereby consents, acknowledges and agrees to the amendments and other matters set forth herein and hereby confirms and ratifies in all respects the Parent Guarantee to which it is a party (including without limitation the continuation of the Parent Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments, waivers and consents contemplated hereby) and the enforceability of the Parent Guarantee against the Parent Guarantor in accordance with its terms.

6. Entire Agreement. This Amendment, together with all the Financing Agreements (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 18 of the Note Purchase Agreement.

7. Full Force and Effect of Note Purchase Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Note Purchase Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

8. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State, and shall be further subject to the provisions of Section 24.8 of the Note Purchase Agreement.

9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Financing Agreements to the “Purchase Agreement”, “Note Purchase Agreement”, “Note Agreement” or similar phrase shall mean the Note Purchase Agreement.

11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parent Guarantor, the Company and the Purchasers, and their respective successors and permitted assigns, as provided in Section 24.1 of the Note Purchase Agreement.

12. No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Note Purchase Agreement or of any of the other Financing Agreements or any obligations thereunder.

13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

OBLIGORS:

CHICAGO BRIDGE & IRON COMPANY (Delaware), as the Company

By:	/s/ Michael S. Taff
Name: Michael S. Taff
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY N.V., as the Parent Guarantor

By:	CHICAGO BRIDGE & IRON COMPANY B.V., its Managing Director

By:	/s/ Michael S. Taff
Name: Michael S. Taff
Title: Managing Director

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

AMERICAN HOME ASSURANCE COMPANY
AIG PROPERTY CASUALTY COMPANY (f/k/a Chartis Property Casualty Company)
COMMERCE AND INDUSTRY INSURANCE COMPANY NEW HAMPSHIRE INSURANCE COMPANY THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
AMERICAN GENERAL LIFE INSURANCE COMPANY (s/b/m with Sunamerica Life Insurance Company)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK AMERICAN GENERAL LIFE INSURANCE COMPANY (s/b/m with Western National Life Insurance Company)
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:	/s/ James Michael Reynolds
James Michael Reynolds, Vice President

We acknowledge that American Home Assurance Company holds $10,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that AIG Property Casualty Company (f/k/a Chartis Property Casualty Company) holds $9,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that Commerce and Industry Insurance Company holds $15,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that New Hampshire Insurance Company holds $9,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that The Insurance Company of the State of Pennsylvania holds $9,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

We acknowledge that American General Life Insurance Company (s/b/m with SunAmerica Life Insurance Company) holds $15,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

We acknowledge that The United States Life Insurance Company in the City of New York holds $25,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

We acknowledge that American General Life Insurance Company (s/b/m with Western National Life Insurance Company) holds $10,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

We acknowledge that The Variable Annuity Life Insurance Company holds $28,000,000.00 of the 5.30% Senior Notes, Series D, due December 27, 2024.

We acknowledge that American General Life Insurance Company (s/b/m with Western National Life Insurance Company) holds $20,000,000.00 of the 5.30% Senior Notes, Series D, due December 27, 2024.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Midland National Life Insurance Company holds $32,050,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that North American Company for Life and Health Insurance holds $15,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

SECURITY BENEFIT LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Security Benefit Life Insurance Company holds $14,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

WILTON REASSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Wilton Reassurance Company holds $3,800,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

TEXAS LIFE INSURANCE COMPANY

By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Texas Life Insurance Company for Life and Health Insurance holds $1,500,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Wilton Reassurance Life Company of New York holds $1,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022

.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

WILSHIRE INSTITUIONAL MASTER FUND SPC-GUGGENHEIM ALPHA SEGREGATED PORTFOLIO

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Wilshire Institutional Master Fund SPC-Guggenheim Alpha Segregated Portfolio holds $1,500,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

TENNESSEE VALLEY AUTHORITY RETIREMENT SYSTEM

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Retirement System of the Tennessee Valley Authority holds $750,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

HERITAGE LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Heritage Life Insurance Company holds $4,222,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

GUGGENHEIM FUND TRUST - GUGGENHEIM TOTAL RETURN BOND FUND

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Guggenheim Funds Trust – Guggenheim Total Return Bonds Fund holds $750,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

EQUITRUST LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that EquiTrust Life Insurance Company holds $9,778,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

HORACE MANN LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Horace Mann Life Insurance Company holds $11,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

GUGGENHEIM FUNDS TRUST - GUGGENHEIM MACRO OPPORTUNITIES FUND

By:	Guggenheim Partners Investment Management, LLC, as Investment Advisor

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that Guggenheim Funds Trust – Guggenheim Macro Opportunities Fund holds $1,650,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

THE CALIFORNIA ENDOWMENT

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name: William R. Hagner
Title: Attorney-in-Fact

We acknowledge that The California Endowment holds $1,500,000.00 of the 5.15% Senior Notes, Series C,due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

GUGGENHEIM FUNDS TRUST - GUGGENHEIM INVESTMENT GRADE BOND FUND

By:	Security Investors, LLC as Investment Adviser

By:	/s/ Amy Lee
Name: Amy Lee
Title: Senior Vice-President and Secretary

We acknowledge that Guggenheim Funds Trust – Guggenheim Investment Grade Bond Fund holds $750,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

GUGGENHEIM VARIABLE FUNDS TRUST – SERIES E (TOTAL RETURN BOND SERIES)

By:	Security Investors, LLC as Investment Adviser

By:	/s/ Amy Lee
Name: Amy Lee
Title: Senior Vice-President and Secretary

We acknowledge that Guggenheim Variable Funds Trust –Series E (Total Return Bond Series) holds $750,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

UNITED SERVICES AUTOMOBILE ASSOCIATION CATASTROPHE REINSURANCE COMPANY USAA CASUALTY INSURANCE COMPANY USAA GENERAL INDEMNITY COMPANY GARRISON PROPERTY & CASUALTY INSURANCE COMPANY

By:	/s/ Donna J. Baggerly
Name: Donna J. Baggerly
Title: Vice President

We acknowledge that United Services Automobile Association holds $10,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that Catastrophe Reinsurance Company holds $6,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that USAA Casualty Insurance Company holds $5,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that USAA General Indemnity Company holds $2,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that Garrison Property & Casualty Insurance Company holds $2,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

USAA LIFE INSURANCE COMPANY

By:	/s/ John Spear
Name: John Spear
Title: Vice President

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

We acknowledge that USAA Life Insurance Company holds $12,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

We acknowledge that USAA Life Insurance Company holds $45,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

METLIFE INSURANCE COMPANY USA
F/K/A METLIFE INSURANCE COMPANY OF CONNECTICUT
AND
AS SUCCESSOR BY MERGER TO
METLIFE INVESTORS INSURANCE COMPANY
AND
AS SUCCESSOR BY MERGER TO
METLIFE INVESTORS USA INSURANCE COMPANY by Metropolitan Life Insurance Company, its Investment Manager

FIRST METLIFE INVESTORS INSURANCE COMPANY by Metropolitan Life Insurance Company, its Investment Manager

GENERAL AMERICAN LIFE INSURANCE COMPANY by Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John A. Wills
Name: John A. Wills
Title: Managing Director

We acknowledge that Metropolitan Life Insurance Company holds $17,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that MetLife Insurance Company USA, f/k/a MetLife Insurance Company of Connecticut and as Successor by Merger to MetLife Investors USA Insurance Company holds $9,500,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that General American Life Insurance Company holds $7,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that Metropolitan Life Insurance Company holds $15,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

We acknowledge that MetLife Insurance Company USA, f/k/a MetLife Insurance Company of Connecticut and as Successor by Merger to MetLife Investors Insurance Company holds $9,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that General American Life Insurance Company holds $1,500,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that First MetLife Investors Insurance holds $1,500,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

METLIFE INSURANCE K.K.
F/K/A METLIFE ALICO LIFE INSURANCE K.K. by MetLife Investment Advisors, LLC, its Investment Manager

By:	/s/ John A. Wills
Name: John A. Willis
Title: Managing Director

We acknowledge that MetLife Insurance K.K. holds $14,500,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

By:	/s/ Howard Stern
Name: Howard Stern
Title: Managing Director

We acknowledge that The Northwestern Mutual Life Insurance Company holds $30,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that The Northwestern Mutual Life Insurance Company holds $23,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

By:	/s/ Howard Stern
Name: Howard Stern
Title: Its Authorized Agent

We acknowledge that Northwestern Long Term Care Insurance Company holds $2,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022

.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY (F/K/A ING LIFE INSURANCE AND ANNUITY COMPANY)
VOYA INSURANCE AND ANNUITY COMPANY (F/K/A ING USA ANNUITY AND LIFE INSURANCE COMPANY)
RELIASTAR LIFE INSURANCE COMPANY

By:	Voya Investment Management LLC, as Agent

By:	/s/ Fitzhugh L. Wickham III
Name: Fitzhugh L. Wickham III
Title: Vice President

We acknowledge that Voya Retirement Insurance and Annuity Company holds $9,400,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that Voya Insurance and Annuity Company holds $10,500,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that Reliastar Life Insurance Company holds $5,100,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that Voya Retirement Insurance and Annuity Company holds $9,400,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that Voya Insurance and Annuity Company holds $10,500,000 of the 4.57% Senior Notes, Series B due December 27, 2019.

We acknowledge that Reliastar Life Insurance Company holds $5,100,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Bradley S. Ritter
Name: Bradley S. Ritter
Title: Senior Vice President

We acknowledge that The Lincoln National Life Insurance Company holds $20,000,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that The Lincoln National Life Insurance Company holds $11,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Bradley S. Ritter
Name: Bradley S. Ritter
Title: Senior Vice President

We acknowledge that Lincoln Life & Annuity Company of New York holds $9,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as
Investment Adviser

By:	/s/ Patrick Manseau
Name: Patrick Manseau
Title: Managing Director

We acknowledge that Massachusetts Mutual Life Insurance Company holds $7,900,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that Massachusetts Mutual Life Insurance Company holds $8,600,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that Massachusetts Mutual Life Insurance Company holds $8,950,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Patrick Manseau
Name: Patrick Manseau
Title: Managing Director

We acknowledge that C.M. Life Insurance Company holds $1,100,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

We acknowledge that C.M. Life Insurance Company holds $1,400,000 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that C.M. Life Insurance Company holds $1,050,000 of the 5.15% Senior Notes, Series C, due December 27, 2022,

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

We acknowledge that United of Omaha Life Insurance Company holds $20,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

We acknowledge that Mutual of Omaha Insurance Company holds $7,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

COMPANION LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

We acknowledge that Companion Life Insurance Company holds $1,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

MODERN WOODMEN OF AMERICA

By:	/s/ Doug A. Pannier
Name: Doug A. Pannier
Title: Group Head, Private Placements

We acknowledge that Modern Woodmen of America holds $10,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

We acknowledge that Modern Woodmen of America holds $15,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

We acknowledge that American Equity Investment Life Insurance Company holds $8,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

We acknowledge that American Equity Investment Life Insurance Company holds $8,000,000.00 of the 5.15% Senior Notes, Series C, due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

CMFG LIFE INSURANCE COMPANY CUMIS INSURANCE SOCIETY, INC.

By:	MEMBERS Capital Advisors, Inc. Acting as Investment Advisor

By:	/s/ John Petchler
Name: John Petchler
Title: Managing Director, Investments

We acknowledge that CMFG Life Insurance Company holds $ 5,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

We acknowledge that CUMIS Insurance Society, Inc. holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

We acknowledge that CMFG Life Insurance Company holds $ 5,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

We acknowledge that CUMIS Insurance Society, Inc. holds $1,000,000 of the 5.30% Senior Notes, Series D, due December 27, 2024.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that Senior Health Insurance Company of Pennsylvania holds $4,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that Primerica Life Insurance Company holds $2,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

AMERICAN HEALTH AND LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that American Health and Life Insurance Company holds $1,500,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

NATIONAL BENEFIT LIFE INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that National Benefit Life Insurance Company holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

TRITON INSURANCE COMPANY
By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that Triton Insurance Company holds $1,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Senior Managing Director, Private Placements

We acknowledge that Phoenix Life Insurance Company holds $5,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Paul M. Chute
Name: Paul M. Chute
Title: Its Duly Authorized Officer

We acknowledge that PHL Variable Insurance Company holds $5,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Herman L. Riva
Name: Herman L. Riva
Title:

We acknowledge that Farm Bureau Life Insurance Company holds $8,000,000.00 of the 5.30% Senior Notes, Series D, due December 27, 2024.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

We acknowledge that Southern Farm Bureau Life Insurance Company holds $6,000,000 of the 4.15% Senior Notes, Series A, due December 27, 2017.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

We acknowledge that Assurity Life Insurance Company holds $3,000,000.00 of the 4.57% Senior Notes, Series B, due December 27, 2019.

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page

Chicago Bridge & Iron Company (Delaware)	Amendment No. 2
Chicago Bridge & Iron Company N.V.	to Note Purchase and
Guarantee Agreement

This Amendment is hereby accepted and

agreed to as of the date hereof.

PAN-AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Lisa Baudot
Name: Lisa Baudot
Title: Vice President, Securities

We acknowledge that Pan-American Life Insurance Company holds $3,000,000 of the 5.15% Senior Notes, Series C, due December 27, 2022,

Chicago Bridge & Iron

Amendment No. 2 to Note Purchase Agreement

Signature Page